                                             UAM Funds
                                             Funds for the Informed Investor(sm)

Clipper Focus Portfolio
Annual Report

                                                                  April 30, 2000


                                                                          UAM(R)

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2000

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter....................................................     1

Portfolio of Investments ...............................................     5

Statement of Assets and Liabilities.....................................     8

Statement of Operations ................................................     9

Statement of Changes in Net Assets......................................    10

Financial Highlights ...................................................    11

Notes to Financial Statements ..........................................    12

Report of Independent Accountants ......................................    16

--------------------------------------------------------------------------------

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:

Last quarter was a clone of last year. Technology stocks soared. Most others (including yours) did not. This was disappointing to us since your companies performed very well as operating businesses, particularly your largest holdings in Fannie Mae and Freddie Mac. As of April 30, 2000, the UAM Clipper Focus portfolio gained 1.46% in the quarter and declined (8.39%) during the last twelve months. The S&P 500 Index returned 4.46% and 10.13%, respectively, during the same periods.

Repealing the Law of Demand,But Not the Law of Supply

The first lecture of every first year economics course begins with the Law of Demand (i.e. when the price goes up the quantity demanded goes down). That common-sense observation applies to virtually everything on this planet except Pokemon cards and technology stocks. For momentum investors today, however, the fact that the price of a stock has gone up is the primary reason to increase
                               ---                                  --------
their demand for more. Valuation of the company's business has become irrelevant. Only the upward momentum of the stock's price is required to motivate many investors to buy more of it. If this peculiar exception to rational economics were confined to Pokemon cards, it would be merely amusing. In fact, this peculiar exception dominates the investment decisions of a significant number of investors today.

Exasperated economists can take comfort in the fact that there has been no repeal of the Law of Supply (i.e. when the price goes up the quantity supplied increases). In response to the greatest speculative stock market in American history, we are experiencing the greatest boom in initial public offerings in American history. Demonstrating Wall Street's gift for gathering greedy people, investment bankers are working overtime to increase the supply of stock for investors who will pay any price to buy more. One seldom noticed but significant fact stands out in this amazing asymmetry between supply and demand - the people who know the stocks best (e.g. owners, founders, venture capitalists) are sellers while the people who know them least are buyers. Normally a rational investor bets on superior knowledge, but these are not normal times.

"If something cannot go on forever, it will stop," wrote the late economist Herbert Stein. Someday the current pay-any-price mania for technology stocks will end and, which is worse, go into reverse. We don't know when that day will come, but we do believe the losses may be large when it does. Speculative bubbles are normal at the end of great bull markets, but this one sets all records for size and longevity. We have avoided these objects of speculative frenzy, but we also realize that the eventual end of the frenzy may affect our portfolio too.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

Brakes Make Your Car Go Faster

Alan Greenspan has been canonized as the patron saint of this generation of investors. For good reason. When stocks crashed in October 1987, he rescued investors by flooding the banking system with liquidity. When the banks themselves got into trouble a few years later, he rescued them too. When the Asian Crisis and problems at Long Term Capital Management emerged two years ago, he again rescued investors with a surge of liquidity which created a surge of stock prices. Just as brakes allow you to drive your car faster, investors believe that Saint Alan will brake any market decline so they can take more risk. This comfortable belief that high-risk profits are yours but losses will be prevented or absorbed by someone else is known as moral hazard.

There is much to be said for retiring at one's peak, but Mr. Greenspan volunteered for another term as Federal Reserve Chairman just as the current economic expansion established a record for longevity. His new term in office may be a colder one for investors. Mr. Greenspan's power is not absolute but rather is constrained by economic conditions such as record low unemployment, rising inflation potential, a record current account deficit, and soaring levels of private debt (including margin debt for stocks). His response to these conditions is to raise short-term interest rates a little at a time, a policy which makes investors feel like the lobster in the pot who slowly realizes he is being boiled alive. "Don't fight the Fed," is one of investing's oldest maxims and now is one of its most relevant. No more Mr. Nice Guy.

What Have We Done Lately?

More than you might think. Only part of the stock market is the object of speculative frenzy. The rest of the market is largely ignored, and that is where we are concentrating our attention and your assets. Late last year we purchased several real estate investment trusts. Last quarter we initiated positions in Allstate, Litton, Nike and Sara Lee. During brief weakness in their share prices, we added to your current holdings of Armstrong, Golden West, Old Republic and R.R. Donnelley. We also sold your positions in Bear Stearns.

If the popular stock market indices really were representative of most stocks, there would be nothing cheap for us to buy. In fact, this is a remarkably segmented market as shown in the graph to the right. The NASDAQ 100 stocks are blessed with the magic mantra of technology.

                           [BAR CHART APPEARS HERE]

(1) Bloomberg's estimate is 199X. Our estimate, using different methodology, is 107X.
(2) Based on market capitalization.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

Even more important than what we have done is what we have not done. We have not tried to jump on the bandwagon of speculation in technology stocks. This is no easy task when we see stocks with no discernable profit or merit soar into the stratosphere. We intend to remain, however, rational value investors in what now is the fourth year of what we call "irrational exuberance." The current stock market certainly tests our patience (and almost as certainly tests yours), but we believe that adhering to our valuation discipline is the best long-term way to help preserve and potentially increase the capital you have entrusted to us.

Pacific Financial Research,Inc.

                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)
1. Fannie Mae (10.9%)                         6. Old Republic International (4.4%)
2. Freddie Mac (10.9%)                        7. Manpower (3.9%)
3. Philip Morris (9.2%)                       8. Lockheed Martin (3.7%)
4. Equity Residential Properties (6.1%)       9. International Game Technology (3.5%)
5. Columbia/HCIA Healthcare (4.8%)           10. Golden West Financial (3.4%)

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Nasdaq 100 is an unmanaged index comprised of the 100 largest and most active, non-financial issues listed on the Nasdaq Stock Market, based on market capitalization. S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

     --------------------------------
     AVERAGE ANNUAL TOTAL RETURN**
     FOR PERIODS ENDED APRIL 30, 2000
     --------------------------------
                              Since
          1 Year            9/10/98*
     --------------------------------
          -8.39%              7.20%
     --------------------------------

 * Beginning of operations. Index comparisons begin on 8/31/98.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2000

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.2%

                                                                    Shares         Value
                                                                 ------------   -----------
AEROSPACE & DEFENSE -- 6.4%
  Litton Industries*........................................           46,300   $ 2,011,156
  Lockheed Martin...........................................          130,600     3,248,675
  Raytheon Company, Cl B....................................            4,700       104,281
                                                                                -----------
                                                                                  5,364,112
                                                                                -----------
BANKS -- 3.5%
  Golden West Financial.....................................           87,400     2,982,525
                                                                                -----------
BUILDING & CONSTRUCTION -- 0.9%
  Armstrong World Industries................................           38,200       747,288
                                                                                -----------
CHEMICALS -- 2.0%
  Great Lakes Chemical......................................           62,100     1,672,819
                                                                                -----------
COMPUTERS & SERVICES -- 3.6%
  International Game Technology.............................          124,100     3,024,937
                                                                                -----------
CONSUMER NON-DURABLES -- 0.1%
  NIKE......................................................            1,200        52,125
                                                                                -----------
ELECTRIC UTILITIES -- 1.3%
  Airgas*...................................................          193,400     1,136,225
                                                                                -----------
FINANCIAL SERVICES -- 22.5%
  Fannie Mae................................................          157,600     9,505,250
  Freddie Mac...............................................          206,400     9,481,500
                                                                                -----------
                                                                                 18,986,750
                                                                                -----------
FOOD,BEVERAGE & TOBACCO -- 15.0%
  Philip Morris.............................................          366,700     8,021,563
  Sara Lee..................................................          159,300     2,389,500
  UST.......................................................          148,600     2,229,000
                                                                                -----------
                                                                                 12,640,063
                                                                                -----------
HEALTH CARE -- 8.0%
  Columbia/HCA Healthcare...................................          147,400     4,191,688
  Tenet Healthcare*.........................................          101,100     2,578,050
                                                                                -----------
                                                                                  6,769,738
                                                                                -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2000

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares            Value
                                                          ----------       ------------
INSURANCE -- 6.1%
  Allstate ............................................       20,100       $    474,863
  Old Republic International ..........................      266,500          3,797,625
  Security Capital Group, Cl A* .......................          440            325,600
  Security Capital Group, Cl B* .......................       33,700            505,500
                                                                           ------------
                                                                              5,103,588
                                                                           ------------
METALS & MINING -- 3.0%
  De Beers Consolidated Mines ADR .....................      128,800          2,559,900
                                                                           ------------
MISCELLANEOUS BUSINESS SERVICES -- 4.1%
  Manpower ............................................       97,300          3,435,906
                                                                           ------------
MISCELLANEOUS MANUFACTURING -- 1.3%
  Hillenbrand Industries ..............................       37,300          1,123,663
                                                                           ------------
PHARMACEUTICALS -- 1.9%
  Sigma Aldrich .......................................       55,200          1,618,050
                                                                           ------------
PRINTING COMMERCIAL -- 3.0%
  R.R. Donnelley & Sons ...............................      117,000          2,486,250
                                                                           ------------
REAL ESTATE INVESTMENT TRUSTS -- 14.8%
  Apartment Investment & Management REIT...............       43,600          1,733,100
  Archstone Community REIT ............................      107,100          2,316,037
  Equity Residential Properties REIT ..................      116,900          5,318,950
  General Growth Properties REIT ......................        7,900            259,712
  Mack-Cali Realty REIT ...............................      108,400          2,791,300
                                                                           ------------
                                                                             12,419,099
                                                                           ------------
TOOLS -- 1.7%
  Stanley Works .......................................       48,800          1,439,600
                                                                           ------------
  TOTAL COMMON STOCKS
    (Cost $91,392,910) ................................                      83,562,638
                                                                           ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2000

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 4.5%

                                                                          Face
                                                                         Amount              Value
                                                                      ------------        ------------
REPURCHASE AGREEMENT -- 4.5%

  Chase Securities, Inc. 5.65%, dated 04/28/00,
     due 05/01/00, to be repurchased at $3,772,776,
     collateralized by $4,132,823 of a U.S. Treasury Note
     valued at $3,771,083 (Cost $3,771,000)....................       $  3,771,000        $  3,771,000
                                                                                          ------------
  TOTAL INVESTMENTS -- 103.7%
     (Cost $95,163,910) (a)....................................                             87,333,638
                                                                                          ------------
  OTHER ASSETS AND LIABILITIES, NET -- (3.7%)..................                             (3,107,593)
                                                                                          ------------
  TOTAL NET ASSETS -- 100.0%...................................                           $ 84,226,045
                                                                                          ============

   * Non-Income Producing Security
 ADR American Depositary Receipt
  Cl Class
REIT Real Estate Investment Trust
 (a) The cost for federal income tax purposes was $96,719,780. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $9,386,142. This consisted of aggregate gross unrealized appreciation for all securities of $5,684,713 and aggregate gross unrealized depreciation for all securities of $15,070,855.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost .............................................................   $ 95,163,910
                                                                                     ============

Investments, at Value-- Note A ...................................................   $ 87,333,638
Cash .............................................................................            694
Receivable for Portfolio Shares Sold .............................................        572,041
Dividends and Interest Receivable ................................................        146,354
Other Assets .....................................................................         16,698
                                                                                     ------------
  Total Assets ...................................................................     88,069,425
                                                                                     ------------

Liabilities
Payable for Portfolio Shares Redeemed ............................................      2,006,599
Payable for Investments Purchased ................................................      1,733,945
Payable for Advisory Fees-- Note B ...............................................         64,228
Payable for Administrative Fees-- Note C .........................................         13,147
Payable for Custodian Fees-- Note D ..............................................          5,700
Payable for Trustees' Fees-- Note F ..............................................            150
Other Liabilities ................................................................         19,611
                                                                                     ------------
  Total Liabilities ..............................................................      3,843,380
                                                                                     ------------
Net Assets .......................................................................   $ 84,226,045
                                                                                     ============

Net Assets Consist of:
Paid in Capital ..................................................................   $ 92,126,679
Undistributed Net Investment Income ..............................................        126,507
Accumulated Net Realized Loss ....................................................       (196,869)
Unrealized Depreciation ..........................................................     (7,830,272)
                                                                                     ------------
Net Assets .......................................................................   $ 84,226,045
                                                                                     ============

Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par value).............      7,747,705
Net Asset Value, Offering and Redemption Price Per Share .........................   $      10.87
                                                                                     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      CLIPPER FOCUS PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends........................................................................    $   2,276,228
Interest.........................................................................          164,992
                                                                                     -------------
   Total Income..................................................................        2,441,220
                                                                                     -------------

Expenses
Investment Advisory Fees -- Note B...............................................          851,713
Administrative Fees -- Note C....................................................          168,745
Shareholder Servicing Fees.......................................................           95,162
Filing and Registration Fees.....................................................           39,261
Printing Fees....................................................................           31,334
Custodian Fees -- Note D.........................................................           16,611
Audit Fees.......................................................................           13,068
Legal Fees.......................................................................            8,925
Trustees' Fees -- Note F.........................................................            3,183
Other Expenses...................................................................           21,427
Investment Advisory Fees Waived -- Note B........................................          (54,587)
                                                                                     -------------
   Net Expenses Before Expense Offset............................................        1,194,842
                                                                                     -------------
Expense Offset -- Note A.........................................................           (2,606)
                                                                                     -------------
   Net Expenses After Expense Offset ............................................        1,192,236
                                                                                     -------------
Net Investment Income............................................................        1,248,984
                                                                                     -------------

Net Realized Loss on Investments.................................................         (195,668)
Net Change in Unrealized Appreciation (Depreciation) of Investments..............       (9,829,569)
                                                                                     -------------
Net Loss on Investments..........................................................      (10,025,237)
                                                                                     -------------
Net Decrease in Net Assets Resulting from Operations.............................    $  (8,776,253)
                                                                                     =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year        September 10,
                                                                Ended           1998* to
                                                               April 30,        April 30,
                                                                 2000             1999
                                                             -------------   -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ..................................   $   1,248,984   $     174,842
  Net Realized Gain (Loss) ...............................        (195,668)      1,070,188
  Net Change in Unrealized Appreciation (Depreciation) ...      (9,829,569)      1,999,297
                                                             -------------   -------------

  Net Increase (Decrease) in Net Assets Resulting
    from Operations ......................................      (8,776,253)      3,244,327
                                                             -------------   -------------

Distributions:
  Net Investment Income ..................................      (1,200,879)       (121,988)
  Net Realized Gain ......................................      (1,069,221)         (2,168)
                                                             -------------   -------------
  Total Distributions ....................................      (2,270,100)       (124,156)
                                                             -------------   -------------

Capital Share Transactions:(1)
  Issued .................................................      82,007,266      74,151,882
  In Lieu of Cash Distributions ..........................       2,247,719         121,430
  Redeemed ...............................................     (53,117,847)    (13,258,223)
                                                             -------------   -------------
  Net Increase from Capital Share Transactions ...........      31,137,138      61,015,089
                                                             -------------   -------------
    Total Increase .......................................      20,090,785      64,135,260
                                                             -------------   -------------

Net Assets:
  Beginning of Period ....................................      64,135,260              --
                                                             -------------   -------------
  End of Period (Including undistributed net
    investment income of $126,507 and $78,402,
    respectively).........................................   $  84,226,045   $  64,135,260
                                                             =============   =============

(1) Shares Issued and Redeemed:
  Shares Issued ..........................................       7,141,034       6,411,970
  In Lieu of Cash Distributions ..........................         203,560          10,725
  Shares Redeemed ........................................      (4,857,116)     (1,162,468)
                                                             -------------   -------------
  Net Increase in Shares Outstanding .....................       2,487,478       5,260,227
                                                             =============   =============

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                               Year      September 10,
                                                              Ended        1998* to
                                                             April 30,     April 30,
                                                               2000          1999
                                                            -----------  -------------
Net Asset Value, Beginning of Period ...............         $   12.19     $   10.00
                                                             ---------     ---------
Income from Investment Operations
  Net Investment Income ............................              0.16          0.05
  Net Realized and Unrealized Gain (Loss) ..........             (1.18)         2.18
                                                             ---------     ---------
  Total from Investment Operations .................             (1.02)         2.23
                                                             ---------     ---------
Distributions:
  Net Investment Income ............................             (0.16)        (0.04)
  Net Realized Gain ................................             (0.14)          --@
                                                             ---------     ---------
  Total Distributions ..............................             (0.30)        (0.04)
                                                             ---------     ---------
Net Asset Value, End of Period .....................         $   10.87     $   12.19
                                                             =========     =========
Total Return+ ......................................             (8.39) %      22.33%***
                                                             =========     =========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..............         $  84,226     $  64,135
Ratio of Expenses to Average Net Assets ............              1.40%         1.40%**
Ratio of Net Investment Income to Average Net Assets              1.47%         1.05%**
Portfolio Turnover Rate ............................                54%           22%

  *  Commencement of Operations
 **  Annualized
***  Not annualized
  @  Amount is less than $0.01 per share.
  + Total return would have been lower had certain fees not been waived by the Adviser.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified open-end management investment company. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term growth of capital by investing in a concentrated portfolio of the stocks that, in the opinion of the Adviser, are significantly undervalued.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

     the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

          Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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agreement, Pacific Financial Research, Inc. (the "Adviser"), a subsidiary of
United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the year ended April 30, 2000, the Administrator was paid $168,745, of which $30,504 was paid to SEI for their services, $22,303 to DST for their services, and $20,970 to UAMSSC for their services.

     Prior to November 1, 1999, the Administrator was party to a separate Sub-Administration Service Agreement with Chase Global Fund Services Company ("CGFSC"). For its services CGFSC received $42,640.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E.   Distribution Services: UAM Fund Distributors, Inc. (the
"Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person,

                                       14
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended April 30, 2000, the Portfolio made purchases of $78,449,103 and sales of $45,324,468 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2000, 70% of total shares outstanding were held by 1 record shareholder.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Clipper Focus Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Clipper Focus Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 14, 2000

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2000

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Federal Income Tax Information:(Unaudited)

For the period ended April 30, 2000, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 43.95% for the Clipper Focus Portfolio.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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Officers and Trustees

Norton H. Reamer                             William H. Park
Trustee, President and Chairman              Vice President

John T. Bennett, Jr.                         Gary L. French
Trustee                                      Treasurer

Nancy J. Dunn                                Robert R. Flaherty
Trustee                                      Assistant Treasurer

Philip D. English                            Robert J. Della Croce
Trustee                                      Assistant Treasurer

William A. Humenuk                           Martin J. Wolin, Esq.
Trustee                                      Secretary

James P. Pappas                              Theresa DelVecchio
Trustee                                      Assistant Secretary

Peter M. Whitman, Jr.
Trustee

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Pacific Financial Research, Inc.
9601 Wilshire Boulevard, Suite 800
Beverly Hills, CA 90210

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                             -----------------------------------
                                             This report has been prepared for
                                             shareholders and may be distributed
                                             to others only if preceded or
                                             accompanied by a current
                                             prospectus.
                                             -----------------------------------